UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                             Form 8-K


                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of report  February 17, 1997


                     CASINO RESOURCE CORPORATION



  Minnesota                       0-22242                  41-0950482
(State or other            (Commission File Number)    (IRS Employer
jurisdiction of incorporation)                          Identification No.)



              707 Bienville Blvd, Ocean Springs, Mississippi 39564
                   (Address of Principal Executive Office)


Registrant's telephone number, including area code  (228) 872-1558



Item 5.   OTHER EVENTS




On February 12, 1998, William Lund resigned from the Board of Director's of the Company because of other business interests. On February 16, 1998, Mr John Ferrucci was elected by the Board of Director's to fulfill Mr. Lund's remaining term.


                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CASINO RESOURCE CORPORATION



February 17, 1997                           /s/ Maurice P. Gaudet
                                      ______________________________________
                                               Maurice P. Gaudet
                                               Chief Financial Officer